SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) NOVEMBER 30, 2001
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                      0-3252                     22-1830121
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(State or other jurisdiction       (Commission                 (I.R.S. Employer
        of incorporation)          File Number)              Identification No.)


  767 Third Avenue, New York, NY                                         10017
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  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)




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Item 5.    OTHER EVENTS

        On November 30, 2001, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000 from November 30, 2001 to 5:00 p.m., New York City time, on December 31, 2001, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)      EXHIBITS

                      Exhibit 99.1      Press release dated November 30, 2001.























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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    December 5, 2001          LEXINGTON PRECISION CORPORATION


                                    By:    /S/ MICHAEL A. LUBIN
                                         ---------------------------------------
                                          Michael A. Lubin
                                          Chairman of the Board




















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                                  EXHIBIT INDEX


     Exhibit
     NUMBER   EXHIBIT NAME                                       LOCATION

99.1          Press release dated November 30, 2001              Filed herewith

























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